UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported):  January 28, 2015

Morgan Stanley Bank of America Merrill Lynch Trust 2015-C20
(Exact name of issuing entity)

Morgan Stanley Capital I Inc.
(Exact name of registrant as specified in its charter)

Morgan Stanley Mortgage Capital Holdings LLC
Bank of America, National Association
CIBC Inc.
(Exact names of sponsors as specified in their charters)

Delaware	333-180779-13	13-3291626
(State or Other Jurisdiction	(Commission File	(IRS Employer
of Incorporation)	Number)	Identification No.)

1585 Broadway	New York, New York	10036
(Address of Principal Executive Offices)		(Zip Code)

Registrant's telephone number, including area code: (212) 761-4000

Not applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. OTHER EVENTS

On or about January 29, 2015, a series of mortgage pass-through certificates, entitled Commercial Mortgage Pass-Through Certificates, Series 2015-C20 (the “Certificates”), are expected to be issued by Morgan Stanley Bank of America Merrill Lynch Trust 2015-C20, a New York common law trust (the “Issuing Entity”), pursuant to a Pooling and Servicing Agreement, attached hereto as Exhibit 4.1 and dated as of January 1, 2015 (the “Pooling and Servicing Agreement”), between Morgan Stanley Capital I Inc., as depositor, Midland Loan Services, a Division of PNC Bank, National Association, as master servicer, CWCapital Asset Management LLC, as special servicer, Park Bridge Lender Services LLC, as trust advisor,and Wells Fargo Bank, National Association, as trustee, custodian, certificate administrator, certificate registrar and authenticating agent.

The Certificates will consist of the following classes (each, a “Class”), designated as (i) the Class A-1, Class A-2, Class A-SB, Class A-3, Class A-4, Class X-A, Class A-S, Class B, Class PST and Class C Certificates (collectively, the “Publicly Offered Certificates”) and (ii) the Class X-B, Class X-D, Class X-E, Class X-F, Class X-G, Class D, Class E, Class F, Class G, Class V, and Class R Certificates (collectively, the “Privately Offered Certificates”).  Only the Publicly Offered Certificates have been offered to the public.

The Certificates represent, in the aggregate, the entire beneficial ownership in the Issuing Entity, a common law trust fund to be formed on or about January 29, 2015 under the laws of the State of New York pursuant to the Pooling and Servicing Agreement.  The Issuing Entity’s primary assets will be eighty-eight (88) fixed rate mortgage loans (the “Mortgage Loans”) secured by first liens on one-hundred two (102) multifamily, commercial and manufactured housing community properties.  Certain of the Mortgage Loans are expected to be acquired by the Registrant from Morgan Stanley Mortgage Capital Holdings LLC (“MSMCH”) pursuant to a Mortgage Loan Purchase Agreement, attached hereto as Exhibit 99.1 and dated January 23, 2015, between the Registrant and MSMCH, certain of the Mortgage Loans are expected to be acquired by the Registrant from Bank of America, National Association (“BANA”) pursuant to a Mortgage Loan Purchase Agreement, attached hereto as Exhibit 99.2 and dated January 23, 2015, between the Registrant and BANA, and certain of the Mortgage Loans are expected to be acquired by the Registrant from CIBC Inc. pursuant to a Mortgage Loan Purchase Agreement, attached hereto as Exhibit 99.3 and dated January 23, 2015, between the Registrant and CIBC Inc.

The funds to be used by the Registrant to pay the purchase price for the Mortgage Loans are expected to be derived from the proceeds of (i) the sale of the Publicly Offered Certificates by the Registrant to Morgan Stanley & Co. LLC, Merrill Lynch, Pierce, Fenner & Smith Incorporated, CIBC World Markets Corp. and Drexel Hamilton, LLC pursuant to an Underwriting Agreement, attached hereto as Exhibit 1.1 and dated as of January 23, 2015, between the Registrant, MSMCH and Morgan Stanley & Co. LLC, Merrill Lynch, Pierce, Fenner & Smith Incorporated, CIBC World Markets Corp. and Drexel Hamilton, LLC, as underwriters, and (ii) the sale of the Privately Offered Certificates by the Registrant to Morgan Stanley & Co. LLC and Merrill Lynch, Pierce, Fenner & Smith Incorporated pursuant to a Certificate Purchase Agreement, dated as of January 23, 2015, between the Registrant, MSMCH and Morgan Stanley & Co. LLC and Merrill Lynch, Pierce, Fenner & Smith Incorporated, as initial purchasers, which Privately Offered Certificates will be sold in transactions exempt from registration under the Securities Act of 1933, as amended.

The Publicly Offered Certificates, the Mortgage Loans are more particularly described in the Prospectus Supplement, dated January 23, 2015 supplementing the Prospectus dated October 1, 2013, each as filed with the Securities and Exchange Commission.

Item 1.01. Entry into a Material Definitive Agreement.

The mortgage loan secured by the mortgaged property identified as “Linc LIC” on Schedule II to the Pooling and Servicing Agreement (the “Linc LIC Mortgage Loan”), which is an asset of the Issuing Entity, is part of a non-serviced loan combination (the “Linc LIC Non-Serviced Loan Combination”) that includes the Linc LIC Mortgage Loan, one other pari passu loan, which is not an asset of the Issuing Entity (the “Linc LIC Non-Serviced Companion Loan”) and three other subordinate loans, which are not assets of the Issuing Entity (collectively, the “Linc LIC B Note”).  The mortgage loan secured by the mortgaged property identified as “One & Only Ocean Club” on Schedule II to the Pooling and Servicing Agreement (the “One & Only Ocean Club Mortgage Loan”), which is an asset of the Issuing Entity, is part of a non-serviced loan combination (the “One & Only Ocean Club Non-Serviced Loan Combination”) that includes the One & Only Ocean Club Mortgage Loan and one other pari passu loan, which is not an asset of the Issuing Entity.  The One & Only Ocean Club Non-Serviced Loan Combination, including the One & Only Ocean Club Non-Serviced Companion Loan, and the Linc LIC Non-Serviced Loan Combination, including the Linc LIC Non-Serviced Companion Loan and the Linc LIC B Note, are being serviced and administered under the pooling and servicing agreement, dated as of December 1, 2014 (the “MSBAM 2014-C19 Pooling and Servicing Agreement”), between Morgan Stanley Capital I Inc., as depositor, Wells Fargo Bank, National Association, as master servicer, CWCapital Asset Management LLC, as special servicer, Park Bridge Lender Services LLC, as trust advisor, Wilmington Trust, as trustee, and Wells Fargo Bank, National Association, as custodian, certificate administrator, certificate registrar and authenticating agent, relating to the Morgan Stanley Bank of America Merrill Lynch Trust 2014-C19 securitization transaction into which the controlling portion of the One & Only Ocean Club Non-Serviced Companion Loan and the controlling portion of the Linc LIC Non-Serviced Companion Loan and the Linc LIC B Note was deposited.  The MSBAM 2014-C19 Pooling and Servicing Agreement is attached hereto as Exhibit 99.4.

As disclosed in the Prospectus Supplement to be filed by the Issuing Entity pursuant to Rule 424(b)(5) with respect to the Certificates on January 28, 2015 (the “Prospectus Supplement”), the terms and conditions of the MSBAM 2015-C19 Pooling and Servicing Agreement applicable to the servicing of the Linc LIC Mortgage Loan and the One & Only Ocean Club Mortgage Loan are substantially similar (except as noted in the Prospectus Supplement) to the terms and conditions of the Pooling and Servicing Agreement, as described under “Servicing of the Mortgage Loans” in the Prospectus Supplement, applicable to the servicing of the Mortgage Loans (other than the Linc LIC Mortgage Loan and the One & Only Ocean Club Mortgage Loan).

Item 9.01. FINANCIAL STATEMENTS AND EXHIBITS

(d)           Exhibits:

1.1
Underwriting Agreement, dated as of January 23, 2015, between Morgan Stanley Capital I Inc., Morgan Stanley Mortgage Capital Holdings LLC, Morgan Stanley & Co. LLC, Merrill Lynch, Pierce, Fenner & Smith Incorporated, CIBC World Markets Corp. and Drexel Hamilton, LLC.

4.1
Pooling and Servicing Agreement, dated as of January 1, 2015, between Morgan Stanley Capital I Inc., as depositor, Midland Loan Services, a Division of PNC Bank, National Association, as master servicer, CWCapital Asset Management LLC, as special servicer, Park Bridge Lender Services LLC, as trust advisor, and Wells Fargo Bank, National Association, as trustee, custodian, certificate administrator, certificate registrar and authenticating agent.

99.1	Mortgage Loan Purchase Agreement, dated January 23, 2015, between Morgan Stanley Capital I Inc. and Morgan Stanley Mortgage Capital Holdings LLC.
99.2	Mortgage Loan Purchase Agreement, dated January 23, 2015, between Morgan Stanley Capital I Inc. and Bank of America, National Association.
99.3	Mortgage Loan Purchase Agreement, dated January 23, 2015, between Morgan Stanley Capital I Inc. and CIBC Inc.
99.4
Pooling and Servicing Agreement, dated as of December 1, 2014, between Morgan Stanley Capital I Inc., as depositor, Wells Fargo Bank, National Association, as master servicer, CWCapital Asset Management LLC, as special servicer, Park Bridge Lender Services LLC, as trust advisor, Wilmington Trust, as trustee, and Wells Fargo Bank, National Association, as custodian, certificate administrator, certificate registrar and authenticating agent.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Morgan Stanley Capital I Inc.

	By:	/s/ Zachary Fischer
Name: Zachary Fischer
Title: Vice President

Date: January 28, 2015

EXHIBIT INDEX

Exhibit Number	Description
1.1

Underwriting Agreement, dated as of January 23, 2015, between Morgan Stanley Capital I Inc., Morgan Stanley Mortgage Capital Holdings LLC, Morgan Stanley & Co. LLC, Merrill Lynch, Pierce, Fenner & Smith Incorporated, CIBC World Markets Corp. and Drexel Hamilton, LLC.

4.1

Pooling and Servicing Agreement, dated as of January 1, 2015, between Morgan Stanley Capital I Inc., as depositor, Midland Loan Services, a Division of PNC Bank, National Association, as master servicer, CWCapital Asset Management LLC, as special servicer, Park Bridge Lender Services LLC, as trust advisor, and Wells Fargo Bank, National Association, as trustee, custodian, certificate administrator, certificate registrar and authenticating agent.

99.1	Mortgage Loan Purchase Agreement, dated January 23, 2015, between Morgan Stanley Capital I Inc. and Morgan Stanley Mortgage Capital Holdings LLC.
99.2	Mortgage Loan Purchase Agreement, dated January 23, 2015, between Morgan Stanley Capital I Inc. and Bank of America, National Association.
99.3	Mortgage Loan Purchase Agreement, dated January 23, 2015, between Morgan Stanley Capital I Inc. and CIBC Inc.
99.4

Pooling and Servicing Agreement, dated as of December 1, 2015, between Morgan Stanley Capital I Inc., as depositor, Wells Fargo Bank, National Association, as master servicer, CWCapital Asset Management LLC, as special servicer, Park Bridge Lender Services LLC, as trust advisor, Wilmington Trust, as trustee, and Wells Fargo Bank, National Association, as custodian, certificate administrator, certificate registrar and authenticating agent.